UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2019

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 River Street

Hoboken, New Jersey 07030

(Address of principal executive offices including zip code)

(201) 610-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 15, 2019, Newell Brands Inc. (the “Company”) issued a press release and accompanying tables (the “Earnings Release”) to report the Company’s earnings for the three months and twelve months ended December 31, 2018 (the “Fourth Quarter 2018” and “Full Year 2018”, respectively).

The Company is updating its Condensed Consolidated Statements of Operations and related reconciliation tables reported in the Earnings Release to reflect a change in income tax between continued operations and discontinued operations solely for GAAP purposes. The change in income tax does not impact the Non-GAAP results presented in the Earnings Release and does not affect total Company net income or diluted earnings per share, as reported for Fourth Quarter 2018 or Full Year 2018.

This change in income tax has the effect of decreasing the income tax benefit for continuing operations for the Fourth Quarter 2018 and Full Year 2018 by $27 million, resulting in a decrease in net income from continuing operations of $27 million and a corresponding increase in income from discontinued operations, net of tax, of $27 million for the Fourth Quarter 2018 and an increase of $27 million in net loss from continuing operations and a corresponding decrease in loss from discontinued operations, net of tax, for the Full Year 2018. This change in income tax also impacts the reported diluted earnings per share from continuing operations and from discontinued operations in the corresponding periods. The updated tables, attached hereto as Exhibit 99.1, reflect the impact of the change in income tax in Fourth Quarter 2018 and for Full Year 2018, respectively.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Updated Condensed Consolidated Statements of Operations (Unaudited) for the Fourth Quarter 2018 and Full Year 2018 and Updated Reconciliations of GAAP and Non-GAAP Information for the Fourth Quarter 2018 and Full Year 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: February 19, 2019	By:	/s/ Christopher Peterson
Christopher Peterson
Executive Vice President, Chief Financial Officer

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